Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
	1 | 4

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00003	13-Dec-2024	SEE SCHEDULE	

6. ISSUED BY CODE W911SR	7. ADMINISTERED BY (If other than item 6) CODE
USA CONTRACTING CMD-APG. - W911SR EDGEWOOD CONTRACTING DIVISION 8456 BRIGADE STREET BLDG E4215 ABERDEEN PROVING GROUND MD 21010-5401	**See Item 6**

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)		
EMERGENT BIODEFENSE OPERATIONS LANSING L EMERGENT BIODEFENSE 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 48906-2933		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	X	10A. MOD. OF CONTRACT/ORDER NO. W911SR24F0016
CODE 1H0B6 FACILITY CODE	X	10B. DATED (SEE ITEM 13) 22-Jan-2024

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-9 Option to Extend the Terms of the Contract
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: mjohn1sr2514

The purpose of this modification to exercise Option CLIN 1001.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Paul Williams SVP, Products Business		Brian E. Mazen / Contracting Officer TEL: 520-671-3728 EMAIL: Brian.E.Mazen.civ@army.mil	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] Electronically signed by: Paul Williams Reason: I approve this document Date: Dec 11, 2024 12:23 EST (Signature of person authorized to sign)		BY MAZEN.BRIAN.E.1387647780 Digitally signed by MAZEN.BRIAN.E.1387647780 Date: 2024.12.11 12:47:22 -05'00' (Signature of Contracting Officer)	

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

W911SR24D0001 W911SR24F0016 (mjohn1sr2514) Page 2 of 4 SECTION SF 30 BLOCK 14 CONTINUATION PAGE SUMMARY OF CHANGES SECTION SF 30 - BLOCK 14 CONTINUATION PAGE The following have been added by full text: P00003 The purpose of this modification is as follows: 1. To exercise Option CLIN 1001. 2. To provide incremental funding for Option CLIN 1001 in the amount of $[**] to procure [**] doses of BioThrax® AVA (Anthrax Vaccine Absorbed). 3. Pursuant to DFARS 252.232-7007, Limitation of Government’s Obligation, initial funding in the amount of $[**] is hereby added to Contract Line Item Number (CLIN) 1001 as shown in the table below. CLIN CLIN Amount Current Funding Total Funding Balance to be funded 1001 $[**] $[**] $[**] $[**] 4. Except as provided herein, all terms and conditions remain unchanged. SECTION SF 1449 - CONTINUATION SHEET SOLICITATION/CONTRACT FORM The total cost of this contract was increased by $[**] from $[**] to $[**]. SUPPLIES OR SERVICES AND PRICES CLIN 1001 The option status has changed from Option to Option Exercised. SUBCLIN 100101 is added as follows:

W911SR24D0001 W911SR24F0016 (mjohn1sr2514) Page 3 of 4 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 100101 $0.00 Funding FFP Funding in support of CLIN 1001. PURCHASE REQUEST NUMBER: 0012227877 NET AMT $0.00 ACRN AC CIN: GFEBS001222787700001 $[**] ACCOUNTING AND APPROPRIATION Summary for the Payment Office As a result of this modification, the total funded amount for this document was increased by $[**] from $[**] to $[**]. SUBCLIN 100101: Funding on SUBCLIN 100101 is initiated as follows: 0012510.9.2.5.7 6100.9000021001 ACRN: AC CIN: GFEBS001222787700001 Acctng Data: 0212024202520400000665654255 A. Increase: $[**] Total: $[**] Cost Code: A5XAH DELIVERIES AND PERFORMANCE The following Delivery Schedule item for CLIN 1001 has been changed from: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE 31-JUL-2025 [**] MURTECH, INC MANN 820 CROMWELL PARK DR, STE J GLEN BURNIE MD 21061-2574 FOB: Origin (Shipping Point) W56XNH

W911SR24D0001 W911SR24F0016 (mjohn1sr2514) Page 4 of 4 To: DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE 25-SEP-2025 [**] MURTECH, INC MANN 820 CROMWELL PARK DR, STE J GLEN BURNIE MD 21061-2574 FOB: Origin (Shipping Point) W56XNH INSPECTION AND ACCEPTANCE The following Acceptance/Inspection Schedule was added for SUBCLIN 100101: INSPECT AT INSPECT BY ACCEPT AT ACCEPT BY N/A N/A N/A N/A (End of Summary of Changes)